UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 22, 2006

Cecil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

Maryland

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

127 North Street Elkton, Maryland 21921

(Address and zip code of principal executive offices)

410-398-1650

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	OTHER EVENTS

Share Repurchase Program. On August 22, 2006, the Board of Directors of Cecil Bancorp, Inc. authorized a program for the purchase of the Company's common shares, par value $0.01 per share, with an aggregate purchase price of up to $500,000 in connection with shares expecteed to be issued under the Company's dividend reinvestment and other corporate plans and for other corporate purposes. Repurchases will be made on the market, in unsolicited negotiated transactions, or otherwise in accordance with law and at prices and times determined by management based upon market, business, legal, accounting, and other factors. The plan terminates on August 22, 2008, unless sooner terminated by the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cecil Bancorp, Inc.

By:	/s/ Mary B Halsey

Name:	Mary B Halsey
Title:	President and CEO
Date:	Tuesday, September 19, 2006